Exhibit 10.1

 THIRD AMENDMENT dated as of September 2, 2014 (this “Amendment”), to the Credit Agreement dated as of August 30, 2013, as heretofore amended (the “Credit Agreement”), among Murphy Oil USA, Inc., a Delaware corporation (the “Company”), Murphy USA Inc., a Delaware corporation (“Murphy USA”), the Borrowing Subsidiaries party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent.

WHEREAS the Company has requested that the Revolving Lenders agree (a) to extend the Revolving Maturity Date to the fifth anniversary of the Third Amendment Effective Date (as defined below) and (b) to effect certain other amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Administrative Agent, each Issuing Bank, the Swingline Lender and each Person that will be a Revolving Lender as of the Third Amendment Effective Date are willing to agree to such extension and amendments on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree in accordance with Section 9.02 of the Credit Agreement as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Revolving Maturity Date Extension.    (a)  Effective as of the Third Amendment Effective Date, the definition of the term “Revolving Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Maturity Date” means the fifth anniversary of the Third Amendment Effective Date (or, if such date is not a Business Day, the first Business Day following such date).

(b) Each Person whose name appears on Schedule 2.01 hereto acknowledges and agrees that, on and as of the Third Amendment Effective Date, such Person shall be a Revolving Lender under the Credit Agreement as amended hereby (including as to the extension of the Revolving Maturity Date provided hereunder) and shall have a Revolving Commitment as set forth next to the name of such Person on Schedule 2.01 hereto.  Each party hereto acknowledges and agrees that, on and as of the Third Amendment Effective Date, Schedule 2.01 hereto sets forth all the Revolving Commitments of all the Revolving Lenders (and no Person whose name does not appear on Schedule 2.01 hereto shall have as of the Third Amendment Effective Date, a Revolving Commitment under the Credit Agreement).

(c)  Each Revolving Lender acknowledges and agrees that, on the Third Amendment Effective Date and without any further action on the part of the applicable Issuing Bank or the Revolving Lenders, each Issuing Bank shall have granted to such Revolving Lender, and such Revolving Lender shall have acquired from such Issuing Bank, a participation in each Letter of Credit issued by such Issuing Bank and outstanding on the Third Amendment Effective Date equal to such Revolving Lender’s Applicable Percentage (as automatically redetermined on the Third Amendment Effective Date based on the Revolving Commitments set forth on Schedule 2.01 hereto) of the aggregate amount available to be drawn under such Letter of Credit.  Such participation shall be governed by the terms of Section 2.06 of the Credit Agreement.

(d)  It is acknowledged that the extension of the Revolving Maturity Date effected pursuant to this Amendment shall not reduce the number of times that the Company may make Extension Offers in respect of Revolving Commitments in accordance with the terms and conditions of Section 2.23 of the Credit Agreement or otherwise affect the rights of the Company under such Section.

SECTION 3. Other Amendments. Effective as of the Third Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a) Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:
(i) The following new defined terms are added in appropriate alphabetical order:

“ABL Priority Collateral” means any and all of the following that constitute Collateral, whether now owned or hereafter acquired and wherever located: (a) all Accounts (other than Account arising under agreements for sale of Non-ABL Priority Collateral described in clauses (a) through (d) of such term to the extent constituting identifiable Proceeds of such Non-ABL Priority Collateral), (b) all Payment Intangibles, including all corporate and other tax refunds and all Credit Card Receivables and all other rights to payment arising therefrom in a credit-card, debit-card, prepaid-card or other payment-card transaction (other than any Payment Intangibles constituting identifiable Proceeds of Non-ABL Priority Collateral described in clauses (a) through (e) of the definition of such term); (c) all Inventory; (d) all Deposit Accounts, Securities Accounts and Commodity Accounts (including the Concentration Account, the ABL Collection Account and the Cash Collateral Account) and all cash, cash equivalents and other assets contained in, or credit to, and all Securities Entitlements arising from, any such Deposit Accounts, Securities Accounts or Commodity Accounts (in each case, other than any identifiable Proceeds of Non-ABL Priority Collateral described in clauses (a) through (e) of the definition of such term, but in any event including all Eligible Cash); (e) all rights to business interruption insurance and all rights to credit insurance with respect to any Accounts (in each case, regardless of whether the Administrative Agent is the loss payee thereof); (f) solely to the extent evidencing, governing, securing or otherwise relating to any of the items constituting ABL Priority Collateral under clauses (a) through (e) above, (i) all General Intangibles (excluding Intellectual Property, Indebtedness (or any evidence thereof) between or among Murphy USA or any of the Subsidiaries and any Equity Interests, but including all contract rights as against operators of pipelines, terminals or other storage facilities and as against other transporters of Inventory and all rights as consignor or consignee, whether arising by contract, statute or otherwise), (ii) Instruments (including Promissory Notes), (iii) Documents (including each warehouse receipt or bill of lading covering any Inventory), (iv) insurance policies (regardless of whether the Administrative Agent is the loss payee thereof), (v) licenses from any Governmental Authority to sell or to manufacture any Inventory and (vi) Chattel Paper; (g) all collateral and guarantees given by any other Person with respect to any of the foregoing, and all other Supporting Obligations (including Letter-of-Credit Rights) with respect to any of the foregoing; (h) all books and Records to the extent relating to any of the foregoing; and (i) all products and Proceeds of the foregoing.  Notwithstanding the foregoing, the term “ABL Priority Collateral” shall not include any assets referred to in clauses (a) through (e) of the definition of the term “Non-ABL Priority Collateral”.  Capitalized terms used in this definition but not defined herein have the meanings assigned to them in the Collateral Agreement.

“Non-ABL Priority Collateral” means all of the following assets that constitute Collateral, whether now owned or hereafter acquired and wherever located: (a) all Equipment, all real property and interests therein (including both fee and leasehold interests) and all Fixtures; (b) all Intellectual Property (other than any computer programs and any support and information relating thereto that constitute Inventory); (c) all Equity Interests and other Investment Property (other than Investment Property constituting ABL Priority Collateral under clause (d) or (f) of the definition of such term); (d) all Commercial Tort Claims; (e) all insurance policies relating to Non-ABL Priority Collateral, but, for the avoidance of doubt, excluding business interruption insurance and credit insurance with respect to any Accounts; (f) except to the extent constituting ABL Priority Collateral under clause (f) of the definition of such term, all Documents, all General Intangibles, all Instruments and all Letter of Credit Rights; (g) all other Collateral not constituting ABL Priority Collateral; (h) all collateral and guarantees given by any other Person with respect to any of the foregoing, and all Supporting Obligations (including Letter-of-Credit Rights) with respect to any of the foregoing; (i) all books and Records to the extent relating to any of the foregoing; and (j) all products and Proceeds of the foregoing.  Notwithstanding the foregoing, the term “Non-ABL Priority Collateral” shall not include any assets referred to in clauses (a) through (e) of the definition of the term “ABL Priority Collateral”.  Capitalized terms used in this definition but not defined herein have the meanings assigned to them in the Collateral Agreement.

“Permitted Additional Unsecured Indebtedness” means any Indebtedness of the Company or any other Loan Party permitted under Section 6.01(l).

“Permitted Additional Unsecured Indebtedness Documents” means any credit agreement, indenture or other agreement, instrument or other document evidencing or governing any Permitted Additional Unsecured Indebtedness or providing for any Guarantee or other right in respect thereof.

“Permitted Intercreditor Agreement” means an intercreditor agreement, in form and substance reasonably satisfactory to the Administrative Agent and the Company, that contains terms and conditions that are within the range of terms and conditions customary for intercreditor agreements that are of the type that govern intercreditor relationships between holders of asset-based senior secured credit facilities, on the one hand, and holders of the same type of Indebtedness as the applicable Permitted Non-ABL Indebtedness, on the other.

“Permitted Non-ABL Indebtedness” means any Indebtedness of the Company or any other Loan Party permitted under Section 6.01(m).

“Permitted Non-ABL Indebtedness Documents” means any credit agreement, indenture or other agreement, instrument or other document evidencing or governing any Permitted Non-ABL Indebtedness or providing for any Guarantee or other right in respect thereof.

“Third Amendment” means the Third Amendment dated as of September 2, 2014, to this Agreement.

“Third Amendment Effective Date” means the date the Third Amendment became effective in accordance with its terms.

(ii) The definition of the term “Change in Control” is hereby amended by replacing clause (d) thereof with the following:

“(d) the occurrence of a “Change of Control” as defined in the Senior Notes Documents or any “change of control” (or a similar event) as defined in any Permitted Non-ABL Indebtedness Documents or any Permitted Additional Unsecured Indebtedness Documents.”.

(iii) The definition of the term “Consolidated Cash Interest Expense” is hereby amended by adding the following sentence at the end thereof:

“In the event that any Loan Party shall have incurred any Permitted Additional Unsecured Indebtedness or any Permitted Non-ABL Indebtedness, then Consolidated Cash Interest Expense for any Test Period that includes the date of such incurrence shall be calculated in a manner consistent with the second preceding sentence,  mutatis mutandis.”.

(iv) The definition of the term “Eligible Accounts” is hereby amended by replacing clause (b) thereof with the following:

“(b) which is subject to any Lien whatsoever, other than (i) a Lien in favor of the Administrative Agent, (ii) Permitted Encumbrances that do not have priority over the Liens securing the Secured Obligations created by the Collateral Agreement and (iii) any Lien permitted under Section 6.02(a)(xii);”.

(v) The definition of the term “Eligible Credit Card Receivables” is hereby amended by replacing clause (f) thereof with the following:

“(f) such Credit Card Receivable is not subject to any Lien whatsoever, other than (i) a Lien in favor of the Administrative Agent, (ii) Permitted Encumbrances that do not have priority over the Liens securing the Secured Obligations created by the Collateral Agreement and (iii) any Lien permitted under Section 6.02(a)(xii);”.

(vi) The definition of the term “Eligible Inventory” is hereby amended by replacing clause (b) thereof with the following:

“(b) which is subject to any Lien or any other right of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure a Loan Party’s performance with respect to that Inventory) whatsoever, other than (i) a Lien in favor of the Administrative Agent, (ii) Permitted Encumbrances that do not have priority over the Liens securing the Secured Obligations pursuant to the terms of the Collateral Agreement, (iii) in the case of Inventory at a terminal or warehouse or in transit with a common carrier or other third party carrier, any Lien in respect of which an appropriate Reserve shall have been established by the Administrative Agent in its Permitted Discretion and (iv) any Lien permitted under Section 6.02(a)(xii);”.

(vii) The definition of the term “Excluded Subsidiary” is hereby amended by replacing the proviso set forth therein with the following:

“provided that no Subsidiary that (i) Guarantees the Senior Notes or any other Material Indebtedness of Murphy USA, the Company or any Domestic Subsidiary that is not itself an Excluded Subsidiary or (ii) is an obligor (including pursuant to a Guarantee) under any Permitted Non-ABL Indebtedness shall, in either case, be an Excluded Subsidiary.”.

(viii) The definition of the term “Net Proceeds” is hereby amended by replacing the parenthetical in clause (b)(ii) thereof with the following:

“(other than (x) payments required to repay any Loans and (y) solely to the extent attributable to proceeds from the sale, transfer, lease or other disposition of an asset that constitutes ABL Priority Collateral, payments required to repay Permitted Non-ABL Indebtedness secured by such asset (and for this purpose, in the case of a sale, transfer, lease or other disposition of collateral securing Permitted Non-ABL Indebtedness consisting of Equity Interests in any Subsidiary owning assets constituting ABL Priority Collateral, the Company shall attribute the proceeds thereof to such ABL Priority Collateral as reasonably agreed by the parties to such sale, transfer, lease or other disposition transaction, or if not so agreed or no such agreement is specified,  based on the fair value of such ABL Priority Collateral as reasonably determined by the Company)”.

(ix) The definition of the term “Permitted Acquisition” is hereby amended by replacing clause (vi)(B) thereof with the following:

“(B) unless Availability shall exceed the greater of (1) 40% of the lesser of the aggregate Revolving Commitments and the Borrowing Base and (2) $150,000,000, Murphy USA and the Company shall be in compliance with the covenants set forth in Section 6.11 (determined as if a Covenant Period were then applicable), calculated for the period of four consecutive fiscal quarters of Murphy USA then most recently ended for which the financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) (or prior to the first such delivery, as of, or for, such period ended on June 30, 2013))”.

(x) The definition of the term “Refinancing Indebtedness” is hereby amended by replacing clause (f) thereof with the following:

“(f) except where the Original Indebtedness is Permitted Non-ABL Indebtedness (it being understood that any Refinancing Indebtedness in respect of any Permitted Non-ABL Indebtedness shall be subject to the requirements set forth in clause (B) of Section 6.01(m)), such Refinancing Indebtedness shall not be secured by any Lien on any asset other than the assets that secured such Original Indebtedness (or would have been required to secure such Original Indebtedness pursuant to the terms thereof) and, where the Original Indebtedness is Permitted Non-ABL Indebtedness, to the extent such Refinancing Indebtedness is secured by any Lien on assets constituting ABL Priority Collateral, such Liens shall, pursuant to the Intercreditor Agreement, rank junior in priority to the Liens on the ABL Priority Collateral securing the Secured Obligations.”.

(xi) The definition of the term “Unrestricted Subsidiary” is hereby amended by adding the following further proviso at the end thereof:

“; provided further that for so long as any Subsidiary shall be an Unrestricted Subsidiary, Murphy USA and the Company shall cause such Subsidiary to be designated as an “unrestricted subsidiary” (or otherwise not be subject to the covenants) under the Senior Notes and any Permitted Non-ABL Indebtedness and any Permitted Additional Unsecured Indebtedness then outstanding.”.

(b) Article I of the Credit Agreement is hereby further amended to add at the end thereof a new Section 1.09 as follows:

“SECTION 1.09.  Concerning the Term Facility.  The parties hereto acknowledge that the Term Commitments have terminated, and the Term Loans and all accrued interest thereon have been repaid in full, in each case prior to the Third Amendment Effective Date, and that the provisions of this Agreement that were contemplated to be in effect while any Term Commitments were in effect or any Term Loans were outstanding (including Section 6.12 hereof) have ceased to have any force or effect, and agree that this Agreement and the other Loan Documents shall be interpreted accordingly.”

(c) Amendment to Section 5.01.  Section 5.01 of the Credit Agreement is hereby amended to delete the word “and” at the end of clause (h) thereof, replace the period at the end of clause (i) thereof with “; and” and insert new clause (j) as follows:

“(j) promptly after the furnishing thereof and to the extent not otherwise required to be furnished to the Lenders pursuant to any clause of this Section 5.01, copies of any material requests or material notices received by Murphy USA, the Company or any other Subsidiary (other than in the ordinary course of business) or material statements or material reports furnished by Murphy USA, the Company or any other Subsidiary pursuant to the terms of any Permitted Non-ABL Indebtedness or any Permitted Additional Unsecured Indebtedness.”.

(d) Amendments to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended as follows:
(i) Section 6.01(f) is hereby amended by replacing “$10,000,000” with “$50,000,000”.
(ii) Section 6.01(g) is hereby amended by replacing “$10,000,000” with “$50,000,000”.
(iii) Section 6.01(k) is hereby amended to delete the word “and” at the end thereof.
(iv) Section 6.01(l) is hereby amended and restated in its entirety as follows:

“(l) other unsecured Indebtedness of Murphy USA, the Company or any Subsidiary; provided that (i) at the time of the incurrence thereof and giving pro forma effect thereto in accordance with Section 1.04(b), no Event of Default shall have occurred and be continuing, (ii) in the case of any such Indebtedness of the Company or any other Loan Party, the final scheduled maturity of any such Indebtedness shall not be earlier than the Revolving Maturity Date in effect as of the date of the incurrence thereof, and (iii) the aggregate principal amount of Indebtedness of the Subsidiaries that are not Loan Parties outstanding at any time in reliance on this clause (l) shall not exceed $10,000,000; and”.

(v) A new Section 6.01(m) is hereby added immediately after Section 6.01(l):

“(m) other secured Indebtedness of the Company or any other Loan Party; provided that (i) at the time of the incurrence thereof and giving pro forma effect thereto in accordance with Section 1.04(b), no Event of Default shall have occurred and be continuing and (ii) after giving pro forma effect thereto in accordance with Section 1.04(b), the Secured Leverage Ratio shall not exceed 2.50 to 1.00 as of the last day of the fiscal quarter of Murphy USA then most recently ended for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b); provided further that (A) such Indebtedness is not Guaranteed by any Subsidiaries other than the Loan Parties, (B) such Indebtedness is not secured by Liens on any assets of Murphy USA or any Subsidiary other than (x) the Collateral (or assets that, substantially concurrently with the incurrence of such Indebtedness, become Collateral on which a Lien is granted to the Administrative Agent pursuant to a Security Document) and/or (y) fee-owned real property and related appurtenant rights and fixtures and the proceeds thereof, (C) if such Indebtedness is secured by any Liens on any Collateral, the administrative agent, collateral agent and/or any similar representative acting on behalf of the holders of such Indebtedness shall have become party to a Permitted Intercreditor Agreement, providing that the Liens on the ABL Priority Collateral securing such Indebtedness shall rank junior in priority to the Liens on the ABL Priority Collateral securing the Secured Obligations, (D) the final scheduled maturity of any such Indebtedness shall not be earlier than the Revolving Maturity Date in effect as of the date of the incurrence thereof and (E) the Administrative Agent shall have received a certificate, dated the date such Indebtedness is incurred and signed by a Financial Officer of Murphy USA or the Company, confirming compliance with the requirements set forth in this clause (m) and setting forth a reasonably detailed calculation of such pro forma Secured Leverage Ratio.”.

(e) Amendments to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended as follows:
(i) Section 6.02(a)(x) is hereby amended by deleting the word “and” at the end thereof.
(ii) Section 6.02(a)(xi) is hereby amended and restated in its entirety as follows:

“(xi) other Liens on assets of the Company or any other Subsidiary securing Indebtedness or other monetary obligations; provided that (A) the sum, without duplication, of (x) the aggregate outstanding principal amount of the Indebtedness and other monetary obligations secured by such Liens and (y) the Attributable Indebtedness in respect of outstanding Sale/Leaseback Transactions permitted under Section 6.06 shall at no time exceed $75,000,000 and (B) the aggregate outstanding principal amount of the Indebtedness and other monetary obligations secured by any such Liens extending to ABL Priority Collateral shall at no time exceed $25,000,000; and”.
(iii) Section 6.02(a) is hereby amended by adding a new clause (xii) thereto as follows:

“(xii) Liens on (x) the Collateral (or on assets that, substantially concurrently with the creation of such Lien, become Collateral on which a Lien is granted to the Administrative Agent pursuant to a Security Document) and/or (y) fee-owned real property and related appurtenant rights and fixtures and the proceeds thereof securing Permitted Non-ABL Indebtedness and obligations relating thereto not constituting Indebtedness; provided that any such Liens on the ABL Priority Collateral shall, pursuant to a Permitted Intercreditor Agreement, rank junior in priority to the Liens on the ABL Priority Collateral securing the Secured Obligations.”.

(iv) Section 6.02(b) is hereby amended and restated in its entirety as follows:

“(b) Notwithstanding the foregoing, (i) none of the Liens permitted by Section 6.02(a) may at any time attach to any Loan Party’s (A) Accounts, other than those permitted under clause (a) or (k) of the definition of Permitted Encumbrances and Section 6.02(a)(i), 6.02(a)(iv), 6.02(a)(xi) or 6.02(a)(xii), (B) Inventory, other than those permitted under clauses (a) and (b) of the definition of Permitted Encumbrances and Section 6.02(a)(i), 6.02(iv), 6.02(a)(xi) or 6.02(a)(xii) and (ii) none of Murphy USA, the Company or any other Subsidiary shall create, incur, assume or permit to exist any Liens securing Indebtedness on any retail sales establishments or other fixed assets owned by Domestic Subsidiaries or on Equity Interests in the Company or any other Subsidiary owned by Murphy USA or any Domestic Subsidiary, in each case, other than those permitted under Section 6.02(a)(i), 6.02(a)(iv), 6.02(a)(v), 6.02(a)(xi) or 6.02(a)(xii).”.

(f) Amendments to Section 6.04. Section 6.04 of the Credit Agreement is hereby amended as follows:
(i) Section 6.04(d) is hereby amended by replacing “$10,000,000” with “$25,000,000”.
(ii) Section 6.04(q) is hereby amended and restated in its entirety as follows:

“other Investments and acquisitions in an aggregate amount outstanding at any time not to exceed $25,000,000, provided that no Default or Event of Default shall have occurred and be continuing at the time any such Investment or other acquisition is consummated.”.

(g) Amendment to Section 6.05.  Section 6.05 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (i) thereof, replacing the period at the end of clause (j) thereof with “; and” and adding a new clause (k) thereto as follows:

“(k) other sales, transfers and other dispositions of assets, provided that (i) the aggregate fair value of all assets sold, transferred, leased or otherwise disposed of in reliance on this clause (k) shall not exceed $125,000,000, (ii) all such sales, transfers and other dispositions shall be made for fair value, (iii) no Default or Event of Default shall have occurred and be continuing at the time any such sale, transfer or other disposition is consummated and (iv) the Company shall have given the Administrative Agent written notice of such sale, transfer or other disposition, together with such information as shall be required for the Administrative Agent to adjust the Borrowing Base to reflect such disposition, to the extent required by the definition of the term “Borrowing Base”, and after giving pro forma effect to such sale, transfer or other disposition and any such adjustment, Availability shall exceed the greater of (A) 40% of the lesser of the aggregate Revolving Commitments and the pro forma Borrowing Base (as so adjusted) and (B) $150,000,000.”.

(h) Amendment to Section 6.06. Section 6.06 of the Credit Agreement is hereby amended by replacing “$10,000,000” with “$75,000,000”.
(i) Amendment to Section 6.08. Section 6.08 of the Credit Agreement is hereby amended by replacing clause (a)(viii)(B)(2) thereof with the following:

“(2) unless Availability shall exceed the greater of (x) 40% of the lesser of the aggregate Revolving Commitments and the Borrowing Base and (y) $150,000,000, Murphy USA and the Company shall be in compliance with the covenant set forth in Section 6.11 (determined as if a Covenant Period were then applicable), calculated for the period of four consecutive fiscal quarters of Murphy USA then most recently ended for which the financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) (or prior to the first such delivery, as of, or for, such period ended on June 30, 2013).”.

(j) Amendment to Section 6.10. Section 6.10 of the Credit Agreement is hereby amended by replacing clause (i)(C) in the first proviso thereof with the following:

“(C) restrictions and conditions imposed by any other Indebtedness permitted under Section 6.01, including any Refinancing Indebtedness in respect of the Senior Notes permitted under Section 6.01(b), provided that the restrictions and conditions imposed by any such Indebtedness are not less favorable to the Lenders than the restrictions and conditions imposed by the Senior Notes Documents or, in the case of any Permitted Non-ABL Indebtedness, such restrictions or conditions, at the time such Permitted Non-ABL Indebtedness is incurred, in the good faith judgment of Murphy USA or the Company, are on customary market terms for Indebtedness of such type and could not reasonably be expected to impair the ability of Murphy USA, the Company and the other Loan Parties to meet their payment and other obligations under the Loan Documents,”.

(k) Amendments to Article VII.  Article VII of the Credit Agreement is hereby amended to add, immediately after clause (l) thereof, a new clause (m) as follows and to reletter correspondingly each subsequent clause thereof:

“(m) any Permitted Intercreditor Agreement is not or ceases to be binding on or enforceable against any party thereto (or against any Person on whose behalf any such party makes any covenant or agreements therein), or shall otherwise not be effective to create the rights and obligations purported to be created thereunder, in each case in any respect material to the Administrative Agent or the other Secured Parties;”.

(l) Amendments to Article VIII. Article VIII of the Credit Agreement is hereby amended as follows:
(i) A new paragraph set forth below is inserted as the fourth paragraph thereof:

“Each Lender and Issuing Bank hereby agrees that (a) it has requested a copy of each Report prepared by or on behalf of the Administrative Agent; (b) the Administrative Agent (i) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to any Report and (ii) shall not be liable for any information contained in any Report; (c) the Reports are not comprehensive audits or examinations, and any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel, and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (d) it will keep all Reports confidential and strictly for its internal use and not share any Report with any other Person except as otherwise permitted pursuant to this Agreement; and (e) without limiting the generality of any other indemnification provision contained in this Agreement, it will pay and protect, and indemnify, defend, and hold the Administrative Agent, each other Person preparing a Report and the Related Parties of any of the foregoing harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney fees) incurred by any of them as the direct or indirect result of any third parties who obtain all or part of any Report through the indemnifying Lender.”

(ii) The first sentence of the eleventh paragraph of Article VIII is hereby amended and restated in its entirety as follows:

“The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, (a) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(a)(v) and (b) to subordinate any Lien on any Non-ABL Priority Collateral granted to or held by the Administrative Agent under any Loan Documents, or otherwise securing any Secured Obligations, to the Liens on such Non-ABL Priority Collateral securing Permitted Non-ABL Indebtedness.

(m) Amendments to Article IX. Article IX of the Credit Agreement is hereby amended as follows:
(i) Section 9.02(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) Notwithstanding anything herein to the contrary:

(i) the Administrative Agent may, without the consent of any Secured Party, consent to a departure by any Loan Party from any covenant of such Loan Party set forth in this Agreement, the Collateral Agreement or in any other Security Document to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Collateral and Guarantee Requirement”;

(ii) in connection with any incurrence of any Permitted Non-ABL Indebtedness or Permitted Additional Unsecured Indebtedness, this Agreement, the Collateral Agreement and the other Loan Documents may be amended pursuant to an agreement or agreements in writing entered into by Murphy USA, the Company and the Administrative Agent in the case of any incurrence of any Permitted Non-ABL Indebtedness, (A) to subject to the Liens of the Loan Documents assets or categories of assets of the Loan Parties that previously did not constitute Collateral (and, in connection therewith, to modify the definition of the term “Collateral and Guarantee Requirement” and the form of Supplemental Perfection Certificate and to make such other modifications to this Agreement and the other Loan Documents (and to enter into new Security Documents) as the Administrative Agent determines to be necessary, appropriate or desirable in order to give effect to, or in connection with, the inclusion of new assets or categories of assets as Collateral) and (B) to reflect subordination, pursuant to each Permitted Intercreditor Agreement, of Liens on any Non-ABL Priority Collateral securing the Secured Obligations to the Liens on such Non-ABL Priority Collateral securing Permitted Non-ABL Indebtedness and other intercreditor matters set forth in each Permitted Intercreditor Agreement; and

(iii) the Permitted ABL Intercreditor Agreement and the Security Documents may be amended, supplemented or otherwise modified as provided in Section 9.19.”

(ii) Section 9.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 9.14.  Release of Liens and Guarantees.  (a) A Subsidiary Loan Party (other than a Borrower) shall automatically be released from its obligations under the Loan Documents, and all security interests created by the Security Documents in Collateral owned by such Subsidiary Loan Party shall be automatically released, upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Loan Party ceases to be a Subsidiary; provided that (i) if so required by this Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise, (ii) at any time when any Permitted Non-ABL Indebtedness or any Permitted Additional Unsecured Indebtedness is outstanding, no such release shall occur unless, substantially concurrently therewith, such Subsidiary Loan party shall have been released from its obligations, if any (including pursuant to a Guarantee), under all Permitted Non-ABL Indebtedness and all Permitted Additional Unsecured Indebtedness, and all Liens on the assets of such Subsidiary Loan Party securing any such Permitted Non-ABL Indebtedness shall have been released and (iii) the Company shall have given the Administrative Agent written notice of such transaction, together with such information as shall be required for the Administrative Agent to adjust the Borrowing Base to reflect such disposition, to the extent required by the definition of the term “Borrowing Base”.  In the event of any conflict between the provisions of this paragraph and any release or termination provisions set forth in the Collateral Agreement or any other Security Document, the provisions of this paragraph shall govern and control.

(b) Upon any sale or other transfer by any Loan Party (other than to Murphy USA, the Company or any other Subsidiary) of any Collateral in a transaction permitted under this Agreement, or upon the effectiveness of any written consent to the release of the security interest created under any Security Document in any Collateral pursuant to Section 9.02, the security interests in such Collateral created by the Security Documents shall be automatically released; provided that (i) at any time when any Permitted Non-ABL Indebtedness is outstanding, no such release shall occur unless, substantially concurrently therewith, all Liens on such Collateral securing any such Permitted Non-ABL Indebtedness shall have been released and (ii) the Company shall have given the Administrative Agent written notice of such transaction, together with such information as shall be required for the Administrative Agent to adjust the Borrowing Base to reflect such disposition,  to the extent required by the definition of the term “Borrowing Base”.  In the event of any conflict between the provisions of this paragraph and any release or termination provisions set forth in the Collateral Agreement or any other Security Document, the provisions of this paragraph shall govern and control.

(c) The Lenders, the Issuing Banks and the other Secured Parties hereby further irrevocably authorize (i) the release of Liens on the Non-ABL Priority Collateral as provided in each Permitted Intercreditor Agreement and (ii) the release of Liens on the Collateral as provided in the Security Documents.

(d) In connection with any termination or release pursuant to this Section, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.”

(iii) Article IX of the Credit Agreement is hereby further amended to add a new Section 9.19 as follows:

“SECTION 9.19.  Permitted Intercreditor Agreement.  (a) Each of the Lenders, the Issuing Banks and the other Secured Parties acknowledges that obligations of the Company and the other Loan Parties under the Permitted Non-ABL Indebtedness, upon incurrence thereof, may be secured by Liens on assets of the Company and the other Loan Parties that constitute Collateral (and by fee-owned real property of the Company and the other Loan Parties, whether or not such fee-owned real property constitutes Collateral), and that the relative Lien priority and other creditor rights of the Secured Parties and the secured parties in respect of Permitted Non-ABL Indebtedness will be set forth in a Permitted Intercreditor Agreement.  Each of the Lenders, the Issuing Banks and the other Secured Parties hereby irrevocably authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, (i) from time to time upon the request of the Company, in connection with the establishment, incurrence, amendment, refinancing or replacement of any Permitted Non-ABL Indebtedness, any Permitted Intercreditor Agreement (it being understood and agreed that the Administrative Agent is hereby authorized and directed to determine the terms and conditions of any such Permitted Intercreditor Agreement as contemplated by the definition of the term “Permitted Intercreditor Agreement”, and that notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any loss, cost or expense suffered by any Lender, any Issuing Bank or any other Secured Party, or by any Loan Party, as a result of, any such determination) and (ii) any documents relating thereto.

(b) Each of the Lenders, the Issuing Banks and the other Secured Parties hereby irrevocably (i) consents to the subordination of the Liens on the Non-ABL Priority Collateral securing the Secured Obligations on the terms set forth in each Permitted Intercreditor Agreement, (ii) agrees that, upon the execution and delivery thereof, such Secured Party will be bound by the provisions of each Permitted Intercreditor Agreement as if it were a signatory thereto and will take no actions contrary to the provisions thereof, (iii) agrees that no Secured Party shall have any right of action whatsoever against the Administrative Agent as a result of any action taken by the Administrative Agent pursuant to this Section or in accordance with the terms of any Permitted Intercreditor Agreement and (iv) authorizes and directs the Administrative Agent to carry out the provisions and intent of each such document.

(c) Each of the Lenders, the Issuing Banks and the other Secured Parties hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of each Permitted Intercreditor Agreement that the Company may from time to time request (i) to give effect to any establishment, incurrence, amendment, extension, renewal, refinancing or replacement of any Permitted Non-ABL Indebtedness, (ii) to confirm for any party that the Intercreditor Agreement is effective and binding upon the Administrative Agent on behalf of the Secured Parties or (iii) to effect any other amendment, supplement or modification so long as the resulting agreement would constitute a Permitted Intercreditor Agreement if executed at such time as a new agreement.

(d) Each of the Lenders, the Issuing Banks and the other Secured Parties hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Security Document to add or remove any legend that may be required pursuant to any Permitted Intercreditor Agreement.

(e) Each of the Lenders, the Issuing Banks and the other Secured Parties acknowledges and agrees that JPMorgan Chase Bank, N.A., or one or more of its Affiliates may (but is not obligated to) act as administrative agent, collateral agent or a similar representative for the holders of any Permitted Non-ABL Indebtedness and, in such capacity, may be a party to any Permitted Intercreditor Agreement.  Each of the Lenders, the Issuing Banks and the other Secured Parties waives any conflict of interest in connection therewith and agrees not to assert against JPMorgan Chase Bank, N.A. or any of its Affiliates any claims, causes of action, damages or liabilities of whatever kind or nature relating thereto.

(f) The Administrative Agent shall have the benefit of the provisions of Article VIII and Section 9.03 with respect to all actions taken by it pursuant to this Section or in accordance with the terms of any Permitted Intercreditor Agreement to the full extent thereof.

(g)  Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations provided under the Loan Documents, to have agreed to the provisions of this Section 9.19.”

SECTION 4. Representations and Warranties. Each of Murphy USA and the Company represents and warrants to the Lenders that:

(a) This Amendment has been duly executed and delivered by Murphy USA and the Company and constitutes a legal, valid and binding obligation of Murphy USA and the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Before and after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Third Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date.

(c) As of the Third Amendment Effective Date, at the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.
SECTION 5. Effectiveness. This Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) on which:

(a) The Administrative (or its counsel) shall have received either (i) counterparts of this Amendment signed on behalf of each of Murphy USA, the Company, the Swingline Lender, each Issuing Bank and each Person whose name appears on Schedule 2.01 hereto or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages to this Amendment) that such parties have signed counterparts of this Amendment.

(b) The Administrative (or its counsel) shall have received either (i) counterparts of a Reaffirmation Agreement, in form and substance reasonably satisfactory to the Administrative Agent, signed on behalf of each of Murphy USA, the Company and each other Loan Party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages to this Amendment) that such parties have signed counterparts of such Reaffirmation Agreement.

(c) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Revolving Lenders as of the Third

Amendment Effective Date, the Swingline Lender and the Issuing Banks and dated the Third Amendment Effective Date) of Davis Polk & Wardwell LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment and any other legal matters relating to the Loan Parties or the Amendment, all in form and substance reasonably satisfactory to the Administrative Agent.

(e) The Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and signed by the chief executive officer or the chief financial officer of each of Murphy USA and the Company, confirming the accuracy of the representations and warranties set forth in Section 4 hereof.

(f) The Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.

(g) The Administrative Agent shall have received payment from the Borrower, for the account of each Revolving Lender that has executed and delivered a counterpart signature page to this Amendment at or prior to 1:00 p.m., New York City time, on Thursday, August 28, 2014,  and has consented to the extension of the Revolving Maturity Date as set forth herein with respect to the full amount of its Revolving Commitment, an upfront fee (the “Upfront Fee”) in an amount equal to 0.075% of such Lender’s allocated Revolving Commitment as of the Third Amendment Effective Date, which Upfront Fees shall be payable in immediately available funds, in U.S. dollars, and, once paid, shall be non-refundable.

(h) Each Revolving Lender under the Credit Agreement as in effect prior to the Third Amendment Effective Date that ceases to be a Lender as of the Third Amendment Effective Date shall have received payment of any accrued commitment fees under Section 2.13(a) of the Credit Agreement and any participation fees in respect of Letters of Credit under Section 2.13(b) of the Credit Agreement, which fees shall be payable in immediately available funds, in U.S. dollars, and, once paid, shall be non-refundable.

(i) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including fees, charges and disbursements of counsel) required to be paid or reimbursed by Murphy USA, the Company or any other Loan Party under the Credit Agreement or as otherwise agreed.

The Administrative Agent shall notify Murphy USA, the Company, the Revolving Lenders, the Issuing Banks and the Swingline Lender of the Third Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Effect of Amendment; No Novation.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, any Issuing Bank, the Swingline Lender or the other Lenders under the Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle Murphy USA or the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances.

(a) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference in any other Loan Document to the “Credit Agreement”, shall be deemed to be a reference to the Credit Agreement as amended hereby.

(b) This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 8. Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 10. Fees and Expenses.  The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.  All fees shall be payable in immediately available funds and shall not be refundable.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

MURPHY USA INC.,

by
_/s/ Mindy K. West_______
Name: Mindy K. West
Title: Executive Vice President, Chief Financial Officer & Treasurer

MURPHY OIL USA, INC.,

by
/s/ Mindy K. West______
Name: Mindy K. West
Title: Chief Financial Officer

[Signature Page to Third Amendment]

2

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Issuing Bank and Swingline Lender,

by
/s/ Tom Floyd________

Tom Floyd
Authorized Officer

[Signature Page to Third Amendment]

Lender Signature Page

to THE Third AMENDMENT TO THE

Murphy Oil USA, Inc. Credit Agreement

h
Name of Institution:		Regions Bank

by	/s/ Jon Eckhouse
Name:Jon Eckhouse
Title:Vice President

[Signature Page to Third Amendment]

2

Lender Signature Page

to THE Third AMENDMENT TO THE

Murphy Oil USA, Inc. Credit Agreement

Name of Institution:		Wells Fargo Bank, National Association

by	/s/ Ryan P. Birnel
Name: Ryan P. Birnel
Title:Authorized Signatory

by
Name:
Title:

[Signature Page to Third Amendment]

2

Lender Signature Page

to THE Third AMENDMENT TO THE

Murphy Oil USA, Inc. Credit Agreement

Name of Institution:		U.S. Bank National Association

by	/s/ Jeffrey A. Kessler
Name: Jeffrey A. Kessler
Title: Vice President

by
Name:
Title:

[Signature Page to Third Amendment]

2

Lender Signature Page

to THE Third AMENDMENT TO THE

Murphy Oil USA, Inc. Credit Agreement

Name of Institution:		ROYAL BANK OF CANADA

by	/s/ Gordon MacArthur
Name: Gordon MacArthur
Title:Authorized Signatory

[Signature Page to Third Amendment]

2

Lender Signature Page

to THE Third AMENDMENT TO THE

Murphy Oil USA, Inc. Credit Agreement

Name of Institution:		Bank of America, N.A.

by	/s/ Lauren Trussell
Name: Lauren Trussell
Title: Vice President

[Signature Page to Third Amendment]

2

Lender Signature Page

to THE Third AMENDMENT TO THE

Murphy Oil USA, Inc. Credit Agreement

Name of Institution:		MUFG Union Bank, N.A., a national banking institution formerly known as Union Bank, N.A.

by	/s/ John Watkins
Name: John Watkins
Title: Vice President

[Signature Page to Third Amendment]

2

Lender Signature Page

to THE Third AMENDMENT TO THE

Murphy Oil USA, Inc. Credit Agreement

Name of Institution:		Fifth Third Bank

by	/s/ Matthew Lewis
Name: Matthew Lewis
Title: Vice President

by
Name:
Title:

[Signature Page to Third Amendment]

2

Lender Signature Page

to THE Third AMENDMENT TO THE

Murphy Oil USA, Inc. Credit Agreement

Name of Institution:		WHITNEY BANK

by	/s/ Nicole Cozic Dugas
Name: Nicole Cozic Dugas
Title: Vice President

[Signature Page to Third Amendment]

2

Lender Signature Page

to THE Third AMENDMENT TO THE

Murphy Oil USA, Inc. Credit Agreement

Name of Institution:		Capital One Business Credit Corp. (f/k/a Capital One Leverage Finance Corp.)

by	/s/ Robert Capasso
Name: Robert Capasso
Title:MVP/SRCCO

[Signature Page to Third Amendment]

2

Lender Signature Page

to THE Third AMENDMENT TO THE

Murphy Oil USA, Inc. Credit Agreement

Name of Institution:		PNC BANK, NATIONAL ASSOCIATION

by	/s/ Thomas S. Sherman
Name: Thomas S. Sherman
Title: Senior Vice President

[Signature Page to Third Amendment]

2

Lender Signature Page

to THE Third AMENDMENT TO THE

Murphy Oil USA, Inc. Credit Agreement

Name of Institution:		BancorpSouth Bank

by	/s/ Ronald L. Hendrix
Name: Ronald L. Hendrix
Title: Executive Vice President

by
Name:
Title:

[Signature Page to Third Amendment]

2

Lender Signature Page

to THE Third AMENDMENT TO THE

Murphy Oil USA, Inc. Credit Agreement

Name of Institution:		UMB Bank, N.A.

by	/s/ Martin Nay
Name: Martin Nay
Title:SVP

by
Name:
Title:

[Signature Page to Third Amendment]

Schedule 2.01 – Commitments

ABL Commitments

Lender	Amount
JPMorgan Chase Bank, N.A.	$ 75,000,000
Regions Bank	60,000,000
Wells Fargo Bank, National Association	60,000,000
U.S. Bank National Association	50,000,000
Royal Bank of Canada	45,000,000
Bank of America, N.A.	30,000,000
MUFG Union Bank, N.A.	30,000,000
Fifth Third Bank	30,000,000
Whitney Bank	20,000,000
Capital One Business Credit Corp.	15,000,000
PNC Bank, National Association	15,000,000
BancorpSouth Bank	15,000,000
UMB Bank, N.A.	5,000,000

TOTAL    $450,000,000

[Signature Page to Third Amendment]